UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2006

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)
New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG POWER LLC
(Exact name of registrant as specified in its charter)
Delaware	000-49614	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.
(Exact name of registrant as specified in its charter)
New Jersey	000-32503	42-1544079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza, T-20
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          The information contained in Item 2.02. Results of Operations and Financial Condition in this Form 8-K is furnished solely for PSEG. The information contained in Item 8.01 Other Events in this combined Form 8-K is separately filed, as noted, by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings LLC (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 2.02 Results of Operations and Financial Condition

PSEG

          On February 2, 2006, PSEG announced unaudited financial results for the quarter and year ended December 31, 2005. A copy of the earnings release dated February 2, 2006 is furnished as Exhibit 99 to this Form 8-K. The information contained in this report is being furnished pursuant to Item 2.02 as directed by the U.S. Securities and Exchange Commission.

Item 8.01 Other Events

PSEG, PSE&G, Power and Energy Holdings

          Fourth Quarter and Annual 2005 Results

          On February 2, 2006, the following unaudited results were announced for PSEG, PSE&G, Power and Energy Holdings.

          Income from Continuing Operations for the quarter ended December 31, 2005 was $220 million, $66 million, $103 million and $74 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G does not include preferred securities dividends of $1 million. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the quarter ended December 31, 2005 was $205 million, $65 million, $86 million and $77 million, respectively.

          Income from Continuing Operations for the year ended December 31, 2005 was $858 million, $348 million, $406 million and $199 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred securities dividends/distributions of $4 million and $3 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the year ended December 31, 2005 was $661 million, $344 million, $192 million and $214 million, respectively.

          Regulatory Proceedings – Merger

          As previously disclosed, on December 20, 2004, Exelon Corporation (Exelon) and PSEG entered into an Agreement and Plan of Merger, pursuant to which PSEG will merge with and into Exelon with Exelon continuing as the surviving corporation (Merger). There are a number of regulatory approvals or other regulatory actions required to consummate the Merger.

          On January 27, 2006, the Pennsylvania Public Utility Commission approved the Merger.

          In the hearings related to the New Jersey Board of Public Utilities (BPU) review of the Merger, on January 27, 2006, the Administrative Law Judge (ALJ) approved an extension of the scheduled hearings through February 27, 2006, to enable the PJM Market Monitor to complete an analysis of the adequacy of the proposed sale of 4,000 megawatts of fossil generation and the virtual divestiture of 2,600 megawatts of nuclear. Settlement discussions began in December 2005 and are expected to resume after the hearings conclude. No firm dates have been set for the ALJ’s initial decision and final order from the BPU.

          Other remaining regulatory reviews include the U.S. Department of Justice (DOJ). PSEG expects to complete all of the regulatory reviews and close the merger late in the second quarter of 2006. Closing may occur earlier if a settlement is reached and accepted by the BPU.

PSEG and PSE&G

          $64 Million Financial Review

          Based on the Electric Base Rate Case approved in July 2003, PSE&G recorded a regulatory liability in the second quarter of 2003 by reducing its depreciation reserve for its electric distribution assets by $155 million and amortized this liability from August 1, 2003 through December 31, 2005. The $64 million annual amortization of this liability resulted in a reduction of Depreciation and Amortization expense. The BPU’s order allowed PSE&G to file for an additional $64 million annual increase in electric distribution rates effective January 1, 2006, subject to BPU approval, including a review of PSE&G’s earnings and other relevant financial information. On February 1, 2006, the BPU requested updated financial analysis through March 31, 2006 and therefore electric distribution rates were not increased effective January 1, 2006. It is anticipated that the parties will discuss a possible settlement of this issue. PSE&G does not expect this issue to be resolved before the end of the first quarter of 2006. The impact of not receiving this increase reduces PSE&G’s earnings by more than $5 million (pre-tax) per month.

PSEG and Energy Holdings

          Elektrocieplownia Chorzow Sp. Z o.o. (Elcho) and Electrownia Skawina SA (Skawina)

          On January 31, 2006, Energy Holdings’ subsidiary, PSEG Global L.L.C. (Global), entered into an agreement for the sale of its indirect interests in its two electric generating facilities in Poland, Elcho and Skawina, to CEZ a.s., the former Czech national utility company and the largest electric power company in central and eastern Europe. Elcho is a 220 MW coal-fired plant in which Global has an approximate 89% economic interest. Skawina is a 590 MW coal- and biomass-fired plant that is approximately 75% owned by Global. Each plant supplies electricity and heat to areas in southern Poland.

          Net proceeds from the sale are subject to various purchase price adjustments, foreign currency fluctuations and contingencies and are currently expected to be in excess of $300 million after taxes and transaction costs. As of December 31, 2005, the book value of the assets was approximately $110 million. The sale is expected to close in the second quarter and is subject to the satisfaction of a number of customary conditions precedent including lender and regulatory approvals. As a result of the expected sale, Global will present these investments as a Discontinued Operation in its 2005 financial statements and will reclassify prior periods for comparability.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Earnings Release announcing 2005 fourth quarter and annual results dated February 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: February 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: February 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: February 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS LLC

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Controller
(Principal Accounting Officer)

Date: February 2, 2006